Exhibit 99.1

CONTACT

Tracey Schroeder

Chief Marketing Officer

Tracey.schroeder@cpsi.com

(251) 639-8100

CPSI ANNOUNCES THE ACQUISITION OF MEDICAL ENCODER SOLUTIONS PROVIDER, TRUCODE LLC

Acquisition Supports Core Growth Strategy, Expands Complementary Capabilities Across Revenue Cycle Management Solution Offering

TruCode LLC Transaction Highlights:

•	2020 revenues and adjusted EBITDA of $12.5 million and $5.9 million, respectively

•	2021 expected revenues and adjusted EBITDA of $13.3M and $6.3 million, respectively

•	99% of revenues are recurring

•	96.4% customer retention (3-year average)

•	5-year revenue CAGR of 8%

•	EBITDA margins of 45%+

MOBILE, ALA. (May 12, 2021) – CPSI (NASDAQ: CPSI), a community healthcare solutions company, today announced that it has acquired TruCode LLC (“TruCode”). TruCode is a leading provider of software solutions that enable health providers, consultants, and payors to code more accurately and efficiently and help improve revenue cycle performance. The acquisition was consummated pursuant to a definitive purchase agreement signed on May 12, 2021 and was funded by a combination of cash on hand and additional borrowing capacity under CPSI’s revolving credit facility.

Based in Alpharetta, Georgia, TruCode provides configurable, knowledge-based software that gives coders, CDI specialists and auditors the flexibility to code according to their knowledge, preferences and experience. The cloud-based medical coding solution will be bundled with the TruBridge solutions and services to enhance revenue cycle performance for healthcare organizations of all sizes.

Boyd Douglas, president and chief executive officer of CPSI, stated, “Today’s acquisition of TruCode is a perfect example of the disciplined approach to M&A we have signaled as part of our multi-pronged capital allocation strategy. TruCode’s solutions are a great product fit and complement our existing suite of TruBridge services and solutions, which help eliminate the friction of inefficiency from the hospital revenue cycle. In addition to the cross-sales opportunities within our acute and post-acute customer base, we will also target the white space within the TruBridge and TruCode base to drive additional value for these customers. Greater than 30% of TruCode’s revenue is driven by its channel partner program which targets larger hospital and health system customers, representing scalability and real competitive value in that market.”

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“From a financial standpoint, TruCode’s 99% recurring revenue model, customer retention rates in excess of 95%, and Adjusted EBITDA margins in excess of 45% support our strategy of growing a more diverse recurring revenue base and driving margin expansion,” stated Matt Chambless, chief financial officer of CPSI. “The impressive margins that TruCode brings to the CPSI family of companies is expected to expand our consolidated EBITDA margins by roughly 130 bps, with the potential for another $1.0 million of adjusted EBITDA from capitalization of software development costs.”

Mike Mulligan, co-founder and managing partner of TruCode, said, “CPSI has been a strategic partner of TruCode for the last five years, and together we have achieved great success to the benefit of our mutual customers. Now, with this evolution of our partnership, we’re excited about the new value our combined organizations will deliver to our customers, the marketplace and our teams.”

Douglas concluded, “We are pleased to welcome TruCode to the CPSI family of companies. This acquisition strengthens our joint commitment to improving the financial health of our combined community hospital, clinic and post-acute customers and other healthcare organizations globally.”

CPSI’s legal advisor in this transaction was Maynard, Cooper & Gale, P.C. and Mazars USA served as due diligence provider for CPSI. Brentwood Capital Advisors LLC served as exclusive financial advisor to TruCode.

CPSI will hold a conference call and live webcast to discuss the details of this acquisition on Thursday, May 13, 2021, at 9:00 a.m. Central Time, 10:00 a.m. Eastern Time. The number to call for the interactive teleconference is 1-877-407-0890. To listen to the live webcast or access the 30-day online replay, visit the Company’s website, www.cpsi.com.

About CPSI

CPSI is a leading provider of healthcare solutions and services for community hospitals, their clinics and post-acute care facilities. Founded in 1979, CPSI is the parent of four companies – Evident, LLC, American HealthTech, Inc., TruBridge, LLC and iNetXperts, Corp. d/b/a Get Real Health. Our combined companies are focused on helping improve the health of the communities we serve, connecting communities for a better patient care experience, and improving the financial operations of our customers. Evident provides comprehensive EHR solutions for community hospitals and their affiliated clinics. American HealthTech is one of the nation’s largest providers of EHR solutions and services for post-acute care facilities. TruBridge focuses on providing business, consulting and managed IT services, along with its complete RCM solution, for all care settings. Get Real Health focuses on solutions aimed at improving patient engagement for individuals and healthcare providers. For more information, visit www.cpsi.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning. Without limiting the generality of the preceding statement, all statements in this press release concerning the business outlook, anticipated profitability, revenues, expenses, leverage or other items of future financial performance, and potential product or services growth, of TruCode or CPSI, together with other statements regarding TruCode and CPSI that are not historical facts, are forward-looking statements. We caution investors that any such forward-looking statements are only predictions reflecting the best judgment of CPSI based upon currently available information and are not guarantees of future performance. Certain risks, uncertainties and other factors may cause CPSI’s actual results, performance or plans with respect to TruCode to differ materially from any future results, performance or plans expressed or implied by such forward-looking

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statements. Such factors may include: risks associated with business acquisition transactions, such as the risk that TruCode will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not occur; unexpected costs, liabilities, charges or expenses resulting from the acquisition of TruCode; risks related to future opportunities and plans for CPSI and TruCode following the acquisition, including uncertainty of the expected financial performance and results of CPSI following the closing of the acquisition; any disruptions from the acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the inability to retain key personnel; and the possibility that if CPSI does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of CPSI’s common stock could decline; and other risk factors described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release.

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